Property and equipment, net	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Property and equipment, net	Property and equipment, net
Property and equipment, net consisted of the following (in thousands):

	December 31,
	2021	2020
Furniture and fixtures	$52,334	$41,092
Computers, equipment, and software	6,967	4,361
Internal-use software	12,283	7,023
Leasehold improvements	314	179
Property and equipment	71,898	52,655
Less accumulated depreciation	(44,437)	(28,451)
Property and equipment, net	$27,461	$24,204
Depreciation and amortization expense for the years ended December 31, 2021 and 2020 was $17.7 million and $17.0 million, respectively. Sonder disposed of $2.5 million and $12.7 million of property and equipment and likewise removed previously recognized accumulated depreciation of $1.8 million and $8.8 million for the years ended December 31, 2021 and 2020, respectively. The disposal of property and equipment in the year ended December 31, 2020 was a result of the COVID-19 pandemic as furniture and fixtures were disposed of from terminated leases. For the year ended December 31, 2021, Sonder recognized $0.7 million in loss on disposal which was recorded in operations and support in Sonder’s consolidated statement of operations and comprehensive loss. For the year ended December 31, 2020, Sonder recognized $3.8 million in loss on the disposal of which $3.5 million was recorded in operations and support and $0.3 million was recorded in general and administrative in Sonder’s consolidated statement of operations and comprehensive loss.